EXHIBIT 23






              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-47372, No. 33-62450 and No. 33-65156.






                                ARTHUR ANDERSEN LLP




Cleveland, Ohio
March 21, 1997